Exhibit 10.2
VUZIX CORPORATION
2009 STOCK PLAN
     1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights and Restricted Stock Units may also be granted under the Plan.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.
          (b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.
          (c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, or Restricted Stock Units as the Administrator may determine.
          (d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including an Option Agreement. The Award Agreement is subject to the terms and conditions of the Plan.
          (e) “Board” means the Board of Directors of the Company.
          (f) “Change in Control” means the occurrence of any of the following events:
          (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities, except that any change in the beneficial ownership of the securities of the Company as a result of a private financing of the Company that is approved by the Board, shall not be deemed to be a Change in Control; or
          (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          (g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
          (h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.
          (i) “Common Stock” means the Common Stock of the Company.
          (j) “Company” means Vuzix Corporation, a Delaware corporation.
          (k) “Consultant” means, in relation to the Company, an individual or Consultant Company, other than an Employee or a Director, that: (i) is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Company or to a Parent or Subsidiary of the Company, other than services provided in relation to a distribution of securities of the Company; (ii) provides the services under a written contract between the Company or the Parent or Subsidiary and the individual or the Consultant Company; (iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or a Parent or Subsidiary of the Company; and (iv) has a relationship with the Company or a Parent or Subsidiary of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.
          (l) “Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, stockholder or partner.
          (m) “Director” means a member of the Board.
          (n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
          (o) “Discounted Market Price” means the market price less the following maximum discounts based on closing price (and subject, not withstanding the application of any such maximum discount, to a minimum price per share of $0.05 and a minimum exercise price per warrant or incentive stock option, as the case may be, of $0.10): (i) up to $0.50 – 25%; (iii) $0.51 to $2.00 – 20%; and (iii) above $2.00 – 15%.
          (p) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
          (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (r) “Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (b) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.
          (s) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the TSX Venture Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market, or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system immediately prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
          (ii) If the Common Stock is not listed on a stock exchange referred to in subsection (i) immediately above and is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or
          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
          (t) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (u) “Insider” means:
               (i) a Director or senior officer of the Company;
               (ii) a Director or senior officer of a company that is an Insider or subsidiary of the Company;
               (iii) a person that beneficially owns or controls, directly or indirectly, shares of Common Stock carrying more than 10% of the voting rights attached to all outstanding shares of Common Stock of the Company; or
               (iv) the Company itself if it holds any of its own securities.
          (v) “Investor Relations Activities” means any activities, by or on behalf of the Company or stockholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:
               (i) the dissemination of information provided, or records prepared, in the ordinary course of business of the Issuer (a) to promote the sale of products or services of the Company, or (b) to raise public awareness of the Company, that cannot reasonably be considered to promote the purchase or sale of securities of the Company;
               (ii) activities or communications necessary to comply with the requirements of: (a) applicable securities laws; (b) TSX Venture Exchange Requirements or the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Company;
               (iii) communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if: (a) the communication is only through the newspaper, magazine or publication, and (b) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or
               (iv) activities or communications that may be otherwise specified by the TSX Venture Exchange.
          (w) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (x) “Option” means a stock option granted pursuant to the Plan.
          (y) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
          (z) “Optioned Stock” means the Common Stock subject to an Award.
          (aa) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.
          (bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (cc) “Participant” means the holder of an outstanding Award, including an Optionee.
          (dd) “Plan” means this 2009 Stock Plan.
          (ee) “Restricted Stock” means Shares issued pursuant to a Stock Purchase Right or Shares of restricted stock issued pursuant to an Option.
          (ff) “Restricted Stock Purchase Agreement” means a written or electronic agreement between the Company and the Participant evidencing the terms and restrictions applying to Shares purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the notice of grant.

          (gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 12. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
          (hh) “Securities Act” means the Securities Act of 1933, as amended, plus any applicable foreign laws covering where the Company’s stock is traded.
          (ii) “Service Provider” means an Employee, Director or Consultant.
          (jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 below.
          (kk) “Stock Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Company to one or more service providers, including a purchase of shares of common stock from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise.
          (ll) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.
          (mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
          (nn) “TSX Venture Exchange Requirements” means and includes the Articles, by-laws, policies, circulars, rules (including UMIR) guidelines, orders, notices, rulings, forms, decisions and regulations of the Exchange as from time to time enacted, any instructions, decisions and directions of a Regulation Services Provider or the TSX Venture Exchange (including those of any committee of the Exchange as appointed from time to time), the Securities Act (Alberta) and rules and regulations thereunder as amended, the Securities Act (British Columbia) and rules and regulations thereunder as amended and any policies, rules, orders, rulings, forms or regulations from time to time enacted by the Alberta Securities Commission or the British Columbia Securities Commission and all applicable provisions of the securities laws of any other jurisdiction.
     3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and issued under the Plan is 30,000,000. The Shares may be authorized but unissued, or reacquired Common Stock.
     If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock or Shares acquired pursuant to Restricted Stock Units are forfeited to or repurchased by the Company, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.
          (a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.
          (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the rules and policies of the stock exchange on which the Shares are listed and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:
          (i) to determine the Fair Market Value subject to the rules and policies of the stock exchange on which the Shares are listed;
          (ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;
          (iii) to determine the number of Shares to be covered by each such Award granted hereunder;
          (iv) to approve forms of agreement for use under the Plan;
          (v) to determine the terms and conditions of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
          (vi) to institute an Exchange Program;
          (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;
          (viii) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Participants to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and
          (ix) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

          (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.
     5. Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, and Restricted Stock Units may be granted to any Service Provider. Incentive Stock Options may be granted to Employees only.
     6. Limitations.
          (a) Limits on Awards. Notwithstanding any provision to the contrary, paragraphs, unless the Company obtains approval of disinterested holders of Shares of Common Stock in the manner prescribed by TSX Venture Exchange Policy 2.4 and any successor rule, policy or instrument thereto or the rules of the applicable stock exchange on which the Shares of Common Stock are then listed,
               (i) the number of Shares of Common Stock reserved for issuance pursuant to Awards granted to Insiders under the Plan, together with shares of Common Stock issuable to Insiders under any other Stock Compensation Arrangement of the Company, shall at no time exceed 10% of the issued and outstanding Shares of Common Stock of the Company;
               (ii) the Company shall not grant to Insiders under the Plan, together with stock options granted to Insiders under any other Stock Compensation Arrangement of the Company, in aggregate, within a 12 month period, a number of Awards exceeding 10% of the issued and outstanding Shares of Common Stock of the Company pursuant to the exercise of Awards; and
               (iii) the Company shall not issue to any one individual, within a 12 month period, a number of shares exceeding 5% of the issued and outstanding Shares of Common Stock of the Company pursuant to the exercise of Awards granted under the Plan, together with Shares of Common Stock issuable to any individuals under any other Stock Compensation Arrangement of the Company.
          (b) The Company shall not issue to any one Consultant, within a 12 month period, a number of shares exceeding 2% of the issued and outstanding Shares of Common Stock of the Company pursuant to the exercise of Awards granted under the Plan, together with Shares of Common Stock issuable to Consultants under any other Stock Compensation Arrangement of the Company.
          (c) The Company shall not issue to an Employee conducting Investor Relations Activities, within a 12 month period, a number of shares exceeding an aggregate of 2% of the issued and outstanding Shares of Common Stock of the Company pursuant to the exercise of Awards granted under the Plan, together with Shares of Common Stock issuable to Employees conducting Investor Relations Activities under any other Stock Compensation Arrangement of the Company.
          (d) Incentive Stock Option Limit. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(d), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
          (e) At-Will Employment. Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.
     7. Term of Plan. Subject to stockholder approval in accordance with Section 20, the Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 16, it shall continue in effect for a term of ten (10) years from the later of (i) the effective date of the Plan, or (ii) stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.
     8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
     9. Option Exercise Price and Consideration.
          (a) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
               (i) In the case of an Incentive Stock Option
          (1) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
          (2) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Nonstatutory Stock Option

          (1) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
          (2) granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.
          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Code.
          (iv) Notwithstanding any provision to the contrary, the exercise price of any Option shall not be less than the Discounted Market Price as of the date of grant.
               (v) No amendment which reduces the exercise price of an Option that is held by an Insider may be made unless the Company obtains approval of disinterested holders of Shares of Common Stock in the manner prescribed by TSX Venture Exchange Policy 2.4 and any successor rule, policy or instrument thereto or the rules of the applicable stock exchange on which the Shares of Common Stock are then listed.
          (b) Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, or (3) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.
     10. Exercise of Option.
          (a) Procedure for Exercise; Rights as a Stockholder. Any Award granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Award may not be exercised for a fraction of a Share. Except in the case of Awards granted to officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Awards are granted.
          An Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.
          Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
          (b) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, such Participant may exercise his or her Award within thirty (30) days of termination, or such longer period of time as specified in the Award Agreement, to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of the Award as set forth in the Award Agreement). Unless the Administrator provides otherwise, if on the date of termination the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall revert to the Plan. If, after termination, the Participant does not exercise his or her Award within the time specified by the Administrator, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.
          (c) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Award within six (6) months of termination, or such longer period of time as specified in the Award Agreement, to the extent the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). Unless the Administrator provides otherwise, if on the date of termination the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall revert to the Plan. If, after termination, the Participant does not exercise his or her Award within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.
          (d) Death of Participant. If a Participant dies while a Service Provider, to the extent that the Award is vested on the date of death, the Award may be exercised within the earlier of (i) twelve (12) months following the Participant’s death, or (ii) the expiration of the term of such Award as set forth in the Award Agreement by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Award may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If, at the time of death, the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall immediately revert to the Plan. If the Award is not so exercised within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

          (e) Leaves of Absence.
          (i) Unless the Administrator provides otherwise, vesting of Awards granted hereunder to officers and Directors shall be suspended during any unpaid leave of absence.
          (ii) A Service Provider shall not cease to be an Employee in the case of (A) any leave of absence approved by the Company or (B) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.
          (iii) For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.
     11. Stock Purchase Rights.
          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.
          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the Participant’s service with the Company for any reason (including death or disability). Unless the Administrator provides otherwise, the purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser Participant and may be paid by cancellation of any indebtedness of the purchaser Participant to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.
          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.
          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.
     12. Restricted Stock Units.
          (a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 12(d), may be left to the discretion of the Administrator.
          (b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
          (c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
          (d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Restricted Stock Units will be paid in Shares.
          (e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
     13. Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by the Participant.
     14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
          (a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
          (c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Purchase Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and all outstanding Restricted Stock Units will fully vest. If the successor corporation refuses to assume or substitute an Option or Stock Purchase Right in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully exercisable for a period of time as determined by the Administrator, and the Award shall terminate upon expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely free trading common stock (without resale restrictions) of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control.
     15. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.
     16. Amendment and Termination of the Plan.
          (a) Amendment and Termination. Subject to any necessary approvals by the TSX Venture Exchange and any other stock exchange on which the Shares are listed and other applicable regulatory authorities, the Board may at any time amend, alter, suspend or terminate the Plan.
          (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and the rules and the policies of the TSX Venture Exchange and other stock exchange on which the Shares are listed.
          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.
     17. Conditions Upon Issuance of Shares.
          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
     18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     19. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     20. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.
     21. Information to Participants. The Company shall provide to each Participant and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Participant has one or more Awards outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.